                                                                    Exhibit 10.2


                                  AMENDMENT TO
                     EMPLOYMENT AND NONCOMPETITION AGREEMENT

                              (Michael D. Pickett)

     This Amendment to an Employment and Noncompetition Agreement dated as of March 7, 2001 ("Amendment") is made and entered into between Onvia.com, Inc., a Delaware corporation ("Onvia") and Michael D. Pickett, an individual ("Employee") as of October 17, 2001.

                                    Recitals

     A. Employee and Onvia entered into that certain Employment and Noncompetition Agreement dated as of March 7, 2001 ("Agreement").

     B. Employee and Onvia want to amend the Agreement on the terms and conditions set forth in this Amendment.

     C. Capitalized terms used, but not specifically defined, in this Amendment have the meaning attributed to them in the Agreement.

                                    Agreement

     Employee and Onvia agree as follows:

1.   Liquidation. A new definition (Liquidation) is added to Exhibit A to the
     -----------                                             ---------
     Agreement as follows:

     "Liquidation. "Liquidation" shall mean with respect to winding up the
      -----------   -----------
     affairs of Onvia, by voluntary or involuntary proceedings, the process of reducing assets to cash, discharging liabilities and dividing surplus or loss. Upon a Liquidation of Onvia, Employee's employment with Onvia will be considered terminated without Cause."

2.   Priority Task Bonus. Section 1.3 (Bonus) is amended and restated as
     -------------------
     follows:

     "Employee shall be eligible to receive a priority task bonus of up to Seventy-Five Thousand Dollars ($75,000) per year, minus all applicable withholdings and taxes, based on criteria determined by the Board of Directors of Onvia in good faith."

3.   Performance Bonus. A new Section 1.9 (Performance Bonus) is added as
     -----------------
     follows:

     "(a) If Onvia has met its quarterly performance metrics set forth on Exhibits A-1, A-2, and A-3 and Employee is a full-time employee of Onvia on
     ------------  ---      ---
     July 1, 2002, in full compliance with all of his duties and obligations to Onvia, Employee shall receive a lump sum payment equal to half of Employee's annual base salary, minus all applicable withholdings and taxes ("Performance Bonus"). This Performance Bonus shall be paid by July 31, 2002. If, prior to July 1, 2002, Onvia terminates Employee's employment (i) without Cause, (ii) when Employee is performing his job duties satisfactorily (see Section 1.9(d) below), or (iii) Employee resigns for Good Reason, Employee shall receive100% of the Performance Bonus, provided that Onvia has met its quarterly performance metrics for the quarter previous to the one during which termination of employment occurs. If Onvia terminates Employee's employment (i) without Cause, (ii) when Employee is performing his job duties satisfactorily (see Section 1.9(d) below), or (iii) Employee resigns for Good Reason during the fourth quarter of 2001, Employee shall receive 100% of the Performance Bonus whether or not Onvia has met its quarterly performance metrics set forth on Exhibit
                                                                      -------
     A-1.
     ---

     (b) If, prior to July 1, 2002, there is a Change of Control (as that term is defined in the Amended and Restated 1999 Stock Option Plan (the "Plan")) or a Liquidation of Onvia, and Onvia has met its quarterly performance metrics set forth on Exhibits A-1, A-2, and A-3, Employee shall receive
                          ------------  ---      ---
     100% of the Performance Bonus in addition to all the other rights and benefits provided under this Agreement (i.e. upon a Change of Control or a Liquidation of Onvia on April 1, 2002, Employee shall receive 100% of the Performance Bonus if Onvia has met its performance metrics set forth on Exhibits A-1 and A-2, but upon a Change of Control or a Liquidation of
     ------------     ---
     Onvia during the fourth quarter of 2001, Employee shall receive 100% of the Performance Bonus whether or not Onvia has met its quarterly performance metrics set forth on Exhibit A-1).
                          -----------

     (c) If Onvia terminates Employee's employment with Cause or Employee resigns without Good Reason, Employee shall not receive the Performance Bonus.

     (d) If Onvia terminates Employee's employment for non-performance or unsatisfactory job performance of his job duties (as determined by the Board of Directors of Onvia in good faith), after such non-performance or unsatisfactory job performance has been unremedied for thirty (30) days after Employee receives written notice of such non-performance or unsatisfactory job performance, then Employee shall not receive the Performance Bonus."

4.   Change of Control. A new Section 1.10 (Change of Control) is added as
     -----------------
     follows:

     "(a) If, within twelve (12) months after consummation of a Change of Control transaction, Employee is terminated without Cause or resigns for Good Reason, then Employee shall be entitled to receive the monthly salary payments specified in Section 1.2 and then existing benefits under Section 1.4(a) for Three Hundred Sixty-Five (365) days following the effective date of such termination ("Severance").

     (b) If this Agreement, as amended, is excluded as a liability upon a Change of Control transaction, Onvia shall pay to Employee the Severance as set forth in Section 1.10(a), minus all applicable withholdings and taxes."

5.   Other Benefits. Section 1.4(c) (Other Benefits) is amended and restated in
     --------------
     its entirety as follows:

     "From September 19, 2001 through December 1, 2002, Onvia will reimburse Employee, upon reasonable verification, for a total of up to Three Thousand Eight Hundred Dollars ($3,800) per month for living expenses in Seattle and/or periodic travel to the Los Angeles, California area at Employee's discretion. Such reimbursement will not be subject to withholdings and be paid within thirty (30) days of receipt of request and verification. The term of this living expense reimbursement may be extended by mutual agreement of Employee and the Compensation Committee of Onvia's Board of Directors."

6.   No Other Compensation. Section 1.7 (No Other Compensation) is amended and
     ---------------------
     restated in its entirety as follows:

     "Employee acknowledges and agrees that he shall not be entitled to receive from Onvia, or from any Affiliate of Onvia, any salary, bonus or other compensation or benefit of any nature (whether relating to any period prior to the date of this Agreement or relating to any period after the date of this Agreement), except as expressly provided in Sections 1.2, 1.3, 1.4, 1.5, 1.9, and 1.10 and as provided in the Merger Agreement or as otherwise authorized by Onvia's Board of Directors."

7.   Effect of Amendment. Except as specifically modified by this Amendment, the
     -------------------
     Agreement remains in full force and effect, without other modification, as originally stated. All provisions of the Agreement which are inconsistent with this Amendment are superceded by this Amendment.

8.   Execution. This Amendment shall not be deemed effective until executed and
     ---------
     delivered by the parties hereto.

                            [signatures on next page]

DATED as of the date first written above.


                                         EMPLOYEE:


                                         MICHAEL D. PICKETT, an individual


                                         By: /s/ Michael D. Pickett
                                            ------------------------------------
                                            Michael D. Pickett


                                         COMPANY:


                                         ONVIA.COM, INC., a Delaware corporation


                                         By: /s/ Nancy J. Schoendorf
                                            ------------------------------------
                                            Nancy J. Schoendorf, Director


                                         By: /s/ Jeffrey C. Ballowe
                                            ------------------------------------
                                            Jeffrey C. Ballowe, Director

                               SECOND AMENDMENT TO
                     EMPLOYMENT AND NONCOMPETITION AGREEMENT

                              (Michael D. Pickett)

     This Second Amendment ("Second Amendment") to an Employment and Noncompetition Agreement dated as of March 7, 2001 is made and entered into between Onvia.com, Inc., a Delaware corporation ("Onvia") and Michael D. Pickett, an individual ("Employee") as of February 22, 2002.

                                    Recitals

     A. Employee and Onvia entered into that certain Employment and Noncompetition Agreement dated as of March 7, 2001, as amended by that certain Amendment to Employment and Noncompetition Agreement dated as of October 17, 2001 ("Agreement").

     B. Employee and Onvia want to amend the Agreement on the terms and conditions set forth in this Second Amendment.

     C. Capitalized terms used, but not specifically defined, in this Second Amendment have the meaning attributed to them in the Agreement.

                                    Agreement

     Employee and Onvia agree as follows:

1.   Duties. Section 1.1(b)(Duties) is amended and restated in its entirety as
     ------
     follows:

     "(i) During Employee's employment, Employee shall serve as Chief Executive Officer and Chairman of the Board and shall perform such duties and functions as the Board of

     Directors of Onvia shall reasonably determine from time to time, and in the performance of Employee's duties, Employee shall comply with all directions given by the Board of Directors to the best of Employee's abilities and in a manner consistent with the ethical and legal performance of such duties.

     (ii) Employee agrees to serve Onvia faithfully and to the best of Employee's ability. Employee agrees to devote approximately twenty hours per week to the affairs and business of Onvia, but is willing to devote as much of Employee's working time, attention, and efforts to the affairs and business of Onvia as is required. Employee represents and warrants to Onvia that he is under no contractual commitments inconsistent with Employee's obligations set forth in this Agreement. Employee and Onvia acknowledge and agree that Employee, upon notice to Onvia, may serve on behalf of other entities as a board member, advisor, etc. so long as it does not, in the good faith discretion of Onvia, materially conflict with Employee's duties and obligations under this Agreement."

2.   Salary. Section 1.2 (Salary) is amended and restated in its entirety as
     ------
     follows:

     "In consideration of all services to be rendered by Employee to Onvia during the Employment Term, Onvia shall pay to Employee during the Employment Term a minimum salary of One Hundred and Twenty Thousand Dollars ($120,000) per year, payable at such times as other salaried Onvia employees receive their regular salary payments. Onvia shall be entitled to withhold from the salary payments otherwise required to be made to Employee such amounts as Onvia may be required to withhold under applicable tax laws and other applicable legal requirements."

3.   Bonus. Section 1.3 (Bonus) is deleted in its entirety.
     -----

4.   Termination. Section 2.2(a) is amended and restated in its entirety as
     -----------
     follows:

     "If (i) Onvia terminates Employee's employment without Cause, or Employee resigns for Good Reason, during the Employment Term, (ii) Employee satisfies all of Employee's obligations relating to the termination of Employee's employment under this Agreement (including Employee's obligations under Section 5.2 below), (iii) Employee executes and delivers to Onvia a general release (reasonably satisfactory in form and substance to Onvia) of any rights or claims that he may have or has ever had against Onvia or any of Onvia's Affiliates, and (iv) Employee continues to satisfy all of Employee's obligations under this Agreement (except for Section 1.1), then Employee shall be entitled to receive (x) $250,000 minus applicable withholdings and taxes, and (y) then existing benefits under
     Section 1.4(a) above for three hundred and sixty-five (365) days following the effective date of such termination, and (z) three hundred and sixty-five (365) days (determined from the date of such termination) of accelerated vesting of all unvested options granted to Employee solely in his capacity as a director pursuant to Onvia's 2000 Directors' Stock Option Plan and three hundred and sixty-five (365) days (determined from the date of such termination) of accelerated vesting of all unvested shares pursuant to that certain Common Stock Purchase Agreement dated as of April 9, 1999 between

     Onvia and Employee. The acceleration referred to in paragraph (z) expressly excludes options granted pursuant to the Option Agreements."

5.   Performance Bonus. Section 1.9 (Performance Bonus) is amended and restated
     -----------------
     in its entirety as follows:

     "If during the Employment Term (i) there is a Change of Control (as that term is defined in the Amended and Restated 1999 Stock Option Plan (the "Plan") or a Liquidation of Onvia, or (ii) Onvia makes a cash distribution to its shareholders Employee shall receive a lump sum payment of $125,000, minus all applicable withholdings and taxes."

6.   Change of Control. Section 1.10(a)(Change of Control) is amended and
     -----------------
     restated in its entirety as follows:

     "(a) If, within twelve (12) months after consummation of a Change of Control transaction, Employee is terminated without Cause or resigns for Good Reason, then Employee shall be entitled to receive a lump sum payment of $250,000, minus applicable withholdings and taxes and then existing benefits under Section 1.4(a) for Three Hundred Sixty-Five (365) days following the effective date of such termination ("Severance")."

7.   No Other Compensation. Section 1.7(No Other Compensation) is amended and
     ---------------------
     restated in its entirety as follows:

     "Employee acknowledges and agrees that he shall not be entitled to receive from Onvia, or from any Affiliate of Onvia, any salary, bonus or other compensation or benefit of any nature (whether relating to any period prior to the date of this Agreement or relating to any period after the date of this Agreement), except as expressly provided in Sections 1.2, 1.4, 1.5, 1.9, and 1.10 and as provided in the Merger Agreement or as otherwise authorized by Onvia's Board of Directors."

8.   Effect of Second Amendment. Except as specifically modified by this Second
     --------------------------
     Amendment, the Agreement remains in full force and effect, without other modification, as originally stated. All provisions of the Agreement which are inconsistent with this Second Amendment are superceded by this Second Amendment.

9.   Execution. This Second Amendment shall not be deemed effective until
     ---------
     executed and delivered by the parties hereto.

                            [signatures on next page]

DATED as of the date first written above.

                                         EMPLOYEE:

                                         MICHAEL D. PICKETT, an individual


                                         By: /s/ Michael D. Pickett
                                            ------------------------------------
                                            Michael D. Pickett

                                         COMPANY:


                                         ONVIA.COM, INC., a Delaware corporation


                                         By: /s/ Nancy J. Schoendorf
                                            ------------------------------------
                                            Nancy J. Schoendorf, Director


                                         By: /s/ Jeffrey C. Ballowe
                                            ------------------------------------
                                            Jeffrey C. Ballowe, Director